                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          ----------------------------

                     DATE OF REPORT:            JUNE 14, 2004
                                      ---------------------------------
                                      (DATE OF EARLIEST EVENT REPORTED)

                                    333-82617
                              --------------------
                                   (COMMISSION
                                  FILE NUMBER)

    MICHIGAN               VENTURE HOLDINGS COMPANY LLC            38-3470015
    MICHIGAN                        VEMCO, INC.                    38-2737797
    MICHIGAN              VENTURE INDUSTRIES CORPORATION           38-2034680
    MICHIGAN          VENTURE MOLD & ENGINEERING CORPORATION       38-2556799
    MICHIGAN                  VENTURE LEASING COMPANY              38-2777356
    MICHIGAN                    VEMCO LEASING, INC.                38-2777324
    MICHIGAN               VENTURE HOLDINGS CORPORATION            38-2793543
    MICHIGAN                  VENTURE SERVICE COMPANY              38-3024165
    MICHIGAN                EXPERIENCE MANAGEMENT, LLC             38-3382308
    MICHIGAN                   VENTURE EUROPE, INC.                38-3464213
    MICHIGAN                  VENTURE EU CORPORATION               38-3470019
---------------  ---------------------------------------------  ---------------
(STATE OR OTHER  (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS  (I.R.S. EMPLOYER
JURISDICTION OF                    CHARTER)                      IDENTIFICATION
 INCORPORATION)                                                      NUMBER)


                 6555 15 MILE ROAD
            STERLING HEIGHTS, MICHIGAN                                48312
  ------------------------------------------------              ----------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


                                 (586) 276-1701
        -----------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 9.        REGULATION FD DISCLOSURE.

                        Venture Holdings Company LLC ("Venture Holdings") and
               its subsidiaries, Vemco, Inc., Venture Industries Corporation, Venture Mold and Engineering Corporation, Venture Leasing Company, Venture Leasing, Inc., Venture Holdings Corporation, Venture Service Company, Experience Management LLC, Venture Europe, Inc. and Venture EU Corporation (collectively with Venture Holdings, the "Debtors"), are each Debtors and Debtors-in-Possession in jointly administered cases under Chapter 11 of the United States Bankruptcy Code (collectively, the "Chapter 11 Cases") in the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division, Detroit, Michigan (the "Bankruptcy Court").

                        As previously reported in the Debtors' Current Report on
               Form 8-K filed with the Securities and Exchange Commission ("SEC") on June 9, 2004, the Debtors filed their Second Amended Joint Plan of Reorganization (the "Plan") with the Bankruptcy Court on May 25, 2004. The Debtors also filed their Second Amended Disclosure Statement, which the Bankruptcy Court approved for distribution on May 26, 2004. A copy of the Second Amended Disclosure Statement and all exhibits thereto, including the Plan and that certain Contribution Agreement dated as of September 22, 2003 (the "Contribution Agreement") (collectively, the "Solicitation Materials"), was attached as Exhibit 99 to the Debtors' Current Report on Form 8-K filed with the SEC on June 9, 2004. After distribution of the Solicitation Materials, including ballots for voting on the Plan, each class of creditors voted in favor of the Plan. Accordingly, the Plan has been accepted pursuant to 11 U.S.C. Section 1126.

                        The Steering Committee and the Creditors' Committee
               reached agreement on a settlement (the "Settlement") that is described in the Second Amended Disclosure Statement. The Settlement impacts distributions to creditors under the Plan. The litigation loan portion of the Settlement has been heard by the Bankruptcy Court and approved. The remaining portions of the Settlement are subject to separate approval by the Bankruptcy Court as part of the consolidated hearings described below.

                        As previously disclosed, Larry J. Winget, Sr.
               ("Winget"), the sole beneficiary of the Venture Holdings Trust (which, in turn, owns all of the equity interest in Venture Holdings), delivered a letter to the Debtors on May 25, 2004, purporting to terminate the Contribution Agreement. Following Winget's purported termination, on June 14, 2004, Winget filed with the Bankruptcy Court an objection to confirmation of the Debtors' Plan. The Bankruptcy Court has held consolidated hearings on Winget's purported termination of the Contribution Agreement, approval of the Settlement, and confirmation of the Plan. The hearings are scheduled to recommence on July 30, 2004, and thereafter until concluded.

                        The principal parties to the Chapter 11 Cases have
               consented to facilitation of their issues and disputes regarding confirmation of the Debtors' Plan including the objection of Winget, in accordance with Local Bankruptcy Rule 7016-2 (the "Facilitation"). The Facilitation will take place on July 26, 2004. If the matters are not resolved as part of the Facilitation, the confirmation hearings will continue beginning on July 30, 2004.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            VENTURE HOLDINGS COMPANY LLC
                                            VEMCO, INC.
                                            VENTURE INDUSTRIES CORPORATION
                                            VENTURE MOLD & ENGINEERING
                                                CORPORATION
                                            VENTURE LEASING COMPANY
                                            VENTURE LEASING, INC.
                                            VENTURE HOLDINGS CORPORATION
                                            VENTURE SERVICE COMPANY
                                            EXPERIENCE MANAGEMENT, LLC
                                            VENTURE EUROPE, INC.
                                            VENTURE EU CORPORATION


                                            By:          /s/ David E. Barnes
                                                  ------------------------------
                                                  David E. Barnes
                                                  General Counsel

Date:   July 21, 2004


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